To the Partners Woodfield Commons
INDEPENDENT AUDITORS’ REPORT
We have audited the accompanying balance sheet of Woodfield Commons Limited Partnership as of December 31, 2005 and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Woodfield Commons Limited Partnership, as of December 31, 2005 and the results of its operations, changes in partners’ equity (deficit) and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied to the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
LARSON, ALLEN, WESHAIR & Co.
Eau Claire,
Wisconsin January
25, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Parties
South Paris Heights
Associates
(A Limited
Partnership)
We have audited the accompanying balance sheets of South Paris, Heights Associates (A Limited Partnership) as of December 31, 2005 and 2004, and the related statements of operations, changes in partners‘ equity {deficit} and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United .State). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Paris heights Associates (A Limited Partnership) as of December 31, 2005 and 2004, and the results of its operations and its cash flow’s for the years then ended, in conformity with U.S. generally accepted accounting principles.
Baker Newman Noyes
Portland, Maine
February 16, 2006

INDEPENDENT AUDITORS REPORT
To the Partners
West Des Moines Housing Associates Limited Partnership
We have audited the accompanying balance sheets of West Des Moines Housing Associates Limited Partnership as of December 31, 2004 and 2003 and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, no we were engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of West Des Moines Housing Associates Limited Partnership as of December 31, 2004 and 2003, and the results of operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
February 4, 2005

INDEPENDENT AUDITORS REPORT
To the Partners
Candlewick Place, LTD
Monroeville, Alabama
We have audited the accompanying balance streets of Candlewick Place, Ltd,, a limited partnership,. FRS Project No-01-050-6310107825 as December 31, 2005 and 2004 and- the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture, Farmer’s Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates tisane by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Candlewick Place, Ltd Project No: 01-050-6310107825 as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
The audits were made for the purpose of farming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 through 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) farts I and rl for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements takers as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated February 3, 2006 on our consideration of Candlewick Place, internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in cornidering the results of our audit. However, the partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included only the consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion.
DONALD W. CAUSEY & ASSOCIATES
Gadsden, Alabama
February 3, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Cedarstone Apartments, Ltd
Poplarville, Mississippi
We have audited the accompanying balance sheets of Cedarstone Apartments Ltd., a limited partnership, RHS Project No: 28-055-026239203 as of December 3l, 2005 and 2004, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and-Government Auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture, Farmers Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial star omits referred to above present fairly, in all material respects, the financial position of Cedarstone Apartments, Ltd RHS Project No: 28-055-026239203 as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 12 is presented for purposes of additional analysis and is not a required as a part of the basic financial statements. The supplemental information is presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and II for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 24, 2003 on our consideration of Cedarstone Apartments, Ltd.’s, internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit. However, the partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included only the consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion.
DONALD W. CAUSEY & ASSOCIATES P.C.
Gadsden, Alabama
January 24, 2005

INDEPENDENT AUDITORS’ REPORT
To time Partners
Wichita West Housing Associates Two, Limited Partnership
We have audited the accompanying balance sheets of Wichita West Housing Associates Two. Limited Partnership, HUD Project No. 102-11019 as of December 31, 2005 and 2004, and the related statements of loss, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all mate ‘ respects, the financial position of Wichita West Housing Associates Two Limited Partnership HUD Project No. 102-91019, as of December 31, 2005 and 2004, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 8, 2006 on our consideration of Wichita West Housing Associates Two, Limited Partnership’s internal control structure, and reports dated February 8, 2006 on its compliance with specific requirements applicable to major HUD programs, specific requirements applicable to Fair Housing and Non-Discrimination, and specific requirements applicable to non-major HUD program transactions. These reports are an integral part of an audit performed in accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs and should be read in conjunction with this report in considering the results of our audit.
Mayer Hoffman McCann P.C.
Topeka, Kansas
February 8, 2006

INDEPENDENT AUDITOR’S REPORT
To the Partners of
Bethel Park Associates
(A Maine Limited Partnership)
We have audited the accompanying balance sheets of Bethel Park Associates as of December 31, 2005 and 2004, and the related statements of operations, changes in partners’ equity deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurances about whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to brave, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting,. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Bethel Park Associates as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America
In accordance with Government Auditing Standards, we have also issued reports dated March 3, 2006, on our consideration of Bethel Park Associates’ internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Dauby O’Connor & Zaleski
March 3, 2006
Indianapolis, Indiana

INDEPENDENT AUDITORS’ REPORT
To the Partners
Capital Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Capital Housing Associates Limited Partnership as of December 31, 2005 and 2004 and the related statements of operations, partners, equity, and cash flows for the years them ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Capital Housing Associates Limited Partnership as of December 31; 2005 and 2004, and the results of its operations anal its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann P.C.
Topeka, Kansas
January 31, 2046

INDEPENDENT AUDITORS’ REPORT
To the Partners
Crystal Springs Family, LP
Crystal Springs, Mississippi
We have audited the accompanying balance sheets of Crystal Springs Family, L.P., a limited partnership, RHS Project No: 2S-015-006239103 as of December 31, 2005 and 2004, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture, Farmers Home Administration Audit Program, and the standards of the Public C g Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurances about whether the financial statements are free of material misstatement. An audit includes examining, can a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crystal Springs Family, L.P., RHS No: .28-015-006239103 as of December 3l, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-9) Parts I and R for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated February 7, 2€ 06 on our consideration of Crystal Springs Family, L.P.’s, internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the rest of our audit. However, the partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included only the consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion.
DONALD W. CAUSEY & ASSOCIATES, P.C.
Gadsden, Alabama
February 7, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
Derby Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Derby Housing Association Partnership as o December 31, 2005 and 2004, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based can our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards required that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Derby Housing Associates Limited partnership as of December 31, 2005 and 2004, and the results of its operations and its cash flaws for the years the, ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman McCann
Topeka, Kansas
January 10, 2006

INDEPENDENT AUDITORS REPORT
To the Parsers
Louis Associates, L.P.
Louisville, Mississippi
We have audited the accompanying balance sheets of Louis Association L.P., a limited partnership, RHS Project No-2M80 640788796 as of December 31 2005 and 2004, and t c related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture, Farmers Home Administration Audit Program and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Louis Associates, RHS Project No: 28-080-640788796 as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conforms with accounting principles generally accepted in the United States.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and Il for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated February 10, 2006 on our consideration of Louis Associates, L.P.’s, internal control over uncial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit. However, the partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included only the consideration of internal control over financial reporting as a basis for desgning audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no opinion.
DONALD W. CAUSEY & ASSOCIATES, P.C.
Gadsden, Alabama
February 10, 2006

INDEPENDENT AUDITORS’ REPORT
To the Partners
McComb Family, L.P.
McComb, Mississippi
We ha a audits the accompanying balance sheets of McComb Family, Limited Partnership, RHS Project No:28-057-64d}795197 of December 31, 2005 and 2004, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements ate the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issues by the Comptroller General of the United States, the U.S. Department of Agriculture, Farmers Home Administration Audit Program and the standards of the Public Company Accounting Oversight Board. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of McComb Family a ., RHS Project No- 28-057-640795197 as of December 31, 2005 and 2004 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through t3 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and II for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated February 11, 2006 on our consideration of McComb Family, L.P’s internal control over financial reporting and on our tests of its compliance with certain provisions of lays and regulations. That report is an integral part of an audit perform in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit. However, the partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included only the consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion.
DONALD W. CAUSEY & ASSOCIATES, P.C.
February 11, 2006
Gadsden, Alabama

INDEPENDENT AUDITORS’ REPORT
To the Partners
South Fulton Elderly, L.P.
Fulton, Mississippi
We have audited the accompanying balance sheets of South-Fulton Elderly, L.P, a limited partnership RHS Project No: 28-629-066239101 as .of December 31.2005 and 2004, stud the relates statements of operations, partners, deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, the U.S. Department of Agriculture, Farmers Home Administration Audit Program, and the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Fulton Elderly, L.P, RHS Project No:28-029- 0026239101 as of December 31, 2005 and 2004,and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements, The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and II for the year ended December 31, 2005 and 2004, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit: procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated February 1, 2006 on our consideration of South Fulton Elderly, LYN internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit. However, the partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included only the the consideration of internal control over financial reporting as a basis for desgning audit procedures that are appropriate in the circumstances, but no for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion.
DONALD W. CAUSEY & ASSOCIATES, P.C.
Gadsden, Alabama
February 1, 2006

REPORT OF INDEPENDENT AUDITORS
Partners
Briarwood Apartments, LP
We have audited the accompanying balance sheets of Briarwood Apartments, LP as of December 31, 2003 and 2004, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Briarwood Apartments, LP as of December 31, 2003 and 2004, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
February 3, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
King City Elderly Housing Associates
We have audited the accompanying balance sheets of the King City Elderly Housing Associates (a California Limited Partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the King City Elderly Housing Associates as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
HAYASHI & WAYLAND, LLP
King City, CA
January 27, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Lebanon Properties II, LP
We have audited the accompanying balance sheets of Lebanon Properties II, LP as of December 31, 2003 and 2004, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lebanon Properties II, LP of December 31, 2003 and 2004, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
February 23, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Oak Grove Estates, LP
We have audited the accompanying balance sheets of Oak Grove Estates, LP as of December 31, 2003 and 2004, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oak Grove Estates, LP as of December 31, 2003 and 2004, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
March 1, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Oakview Limited (a Limited Partnership)
Corunna, Indiana
We have audited the accompanying balance sheets of Oakview Limited (a Limited Partnership) as of December 31, 2004 and 2003 the related statements of income, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program”. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oakview Limited (a Limited Partnership) as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America,
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 10 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 28, 2005 on our consideration of Oakview Limited’s (a Limited Partnership) internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.
DULIN WARD & DEWALD, INC.
Fort Wayne, Indiana
January 28, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Beaver Brook Housing Associates Limited Partnership
We have audited the accompanying balance sheets of Beaver Brook Housing Associates Limited Partnership (Case No. 34-06-020424443) as of December 31, 2004 and 2003 and the related statements of income and expense, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beaver Brook Housing Associates Limited Partnership at December 31, 2004 and 2003 and the results of its operations, its partners’ deficit and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 20, 2005 on our consideration of Beaver Brook Housing Associates’ internal control and on its compliance with laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental data included in Schedules 1, 2, 3 and 4 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. The supplemental data has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
JOHN G. BURK & ASSOCIATES
Keene, New Hampshire
January 20, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Big Lake Seniors Apartments, Ltd.
We have audited the accompanying balance sheets of Big Lake Seniors Apartments, Ltd., RHS Project No. 50-92-721198241 as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Big Lake Seniors Apartments, Ltd. as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated March 18, 2005, on our consideration of Big Lake Seniors Apartments, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants, That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.
BOND & TOUSIGNANT, LLC
Monroe, Louisiana
March 18, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Blanco Seniors Apartments, Ltd.
We have audited the accompanying balance sheets of Blanco Seniors Apartments, Ltd, RHS Project No. 49-016-0721198046 as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable, assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blanco Seniors Apartments, Ltd as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated March 18, 2005, on our consideration of Blanco Seniors Apartments, Ltd’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.
BOND & TOUSIGNANT, LLC
Monroe, Louisiana
March 18, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Fawn River Apartment Company Limited Partnership
d/b/a Fawn River Apartments
We have audited the accompanying balance sheet of Fawn River Apartment Company Limited Partnership d/b/a Fawn River Apartments (a partnership) Project #26-078-382856293 as of December 31, 2004 and 2003 and related statements of operations, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fawn River Apartment Company Limited Partnership d/b/a Fawn River Apartments Project #26-078-382856293 as of December 31, 2004 and 2003, and its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 18, 2005, on our consideration of Fawn River Apartment Company Limited Partnership d/b/a Fawn River Apartments Project #26-078-382856293 internal control and a report dated January 18, 2005, on its compliance with laws and regulations applicable to the financial statements.
FLEGAL & TIBBITS
Portage, Michigan
January 18, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Fountain Green Apartments, Ltd.
Panama City, Florida
We have audited the accompanying balance sheets of Fountain Green Apartments, Ltd., a limited partnership, USDA, Rural Development Project No: 09-46-592948719, as of December 31, 2004 and 2003 and the related statements of operations, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, ‘in all material respects, the financial position of Fountain Green Apartments, Ltd., at December 31, 2004 and 2003, and the results of its operations and changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated February 10, 2005, on our consideration of Fountain Green Apartments, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of those reports are to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an, opinion on the basic financial statements, taken as a whole. The supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.
SMITH MILES & COMPANY, P.A.
Panama City, Florida
February 10, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Garden Lake of Immokalee, Ltd.
We have audited the accompanying balance sheets of Garden Lake of Immokalee, Ltd. (a Florida Limited Partnership), USDA-RD Project No.: 09-011-592909207 as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Garden Lake of Immokalee, Ltd. (a Florida Limited Partnership), USDA-RD Project No.: 09-011-592909207, as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 1, 2005 on our consideration of Garden Lake of Immokalee, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 14-18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
JAMES KNUTZEN & ASSOCIATES, C.P.A.’S, P.A.
Jacksonville, Florida
February 1, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Glennwood Hotel Investors
(A California Limited Partnership)
Sacramento, California
We have audited the accompanying balance sheets of Glennwood Hotel Investors (A California Limited Partnership) as of December 31, 2004 and 2003, and the related statements of income, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Glennwood Hotel Investors (A California Limited Partnership) as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 4 to the financial statements, certain conditions indicate that the company may be unable to continue as a going concern. The financial statements do not included any adjustments to the financial statements that might be necessary should the Partnership be unable to continue as a going concern.
BOWMAN & COMPANY, LLP
Stockton, California
March 3, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Grifton Housing Associates
Charlotte, North Carolina
We have audited the accompanying balance sheets of Grifton Housing Associates (a North Carolina limited partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Grifton Housing Associates as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2005, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BERNARD ROBINSON & COMPANY, LLP
Greensboro, North Carolina
January 31, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Haines City Apartments, Ltd.
We have audited the accompanying basic financial statements of Haines City Apartments, Ltd., as of and for the years ended December 31, 2004 and 2003, as listed in the table of contents. These basic financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on out audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the basic financial statements referred to above present fairly, in all material respects, the financial position of Haines City Apartments, Ltd., as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2005 on consideration of Haines City Apartments, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information presented on pages 10 to 15 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. The information on pages 10 to 14 has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole, The information on page 15, which is of a non-accounting nature, has not been subjected to the auditing procedures applied in the audit of the basic financial statements, and we express no opinion on it.
DUGGAN JOINER & COMPANY
Ocala, Florida
January 31, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Kristin Park Apartments, Ltd.
and USDA Rural Development
We have audited the accompanying balance sheets of Kristin Park Apartments, Ltd. (a limited partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kristin Park Apartments, Ltd. as of December 31, 2004 and 2003, and the results of its operations and the changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 17, 2005, on our consideration of Kristin Park Apartments, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report is presented for purposes of additional analysis and is not a required part of the financial statements of Kristin Park Apartments, Ltd. Such information has been subjected to the auditing procedures applied in the audit of’ the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
KEYSTONE ACCOUNTING, LLC
Farmington, New Mexico
January 17, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Raitt Street Apartments, A California Limited Partnership
I have audited the accompanying balance sheets of Raitt Street Apartments, A California Limited Partnership, as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion the accompanying financial statements referred to above present fairly, in all material respects, the financial position of Raitt Street Apartments, A California Limited Partnership as of December 31 2004 and 2003, and the results of its operations, the changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
SCHONWIT & ASSOCIATES
California
January 18, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Springfield Housing Associates, L.P.
Springfield, Illinois
We have audited the accompanying balance sheets of Springfield Housing Associates, L.P., (a limited partnership), as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform tile audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Springfield Housing Associates, L.P., (a limited partnership) as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ capital and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 and 18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
MUELLER, WALLA & ALBERTSON, P.C.
Springfield, Illinois
January 19, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Village Oaks Apartments II, Ltd.
Panama City, Florida
We have audited the accompanying balance sheets of Village Oaks Apartments II, Ltd., a limited partnership, USDA, Rural Development Project No: 09-061-0592884971, as of December 31, 2004 and 2003 and the related statements of operations, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Village Oaks Apartments II, Ltd., at December 31, 2004 and 2003, and the results of its operations and changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated February 14, 2005, on our consideration of Village Oaks Apartments II, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of those reports are to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements, taken as a whole. The supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.
SMITH MILES & COMPANY, P.A.
Panama City, Florida
February 14, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Briarwood of Middleburg, Ltd.
We have audited the accompanying balance sheets of Briarwood of Middleburg, Ltd. (a Florida Limited Partnership), USDA-RD Project No.: 09-010-592834810 as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Briarwood of Middleburg, Ltd. (a Florida Limited Partnership), USDA-RD Project No.: 09-010-592834810, as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 1, 2005 on our consideration of Briarwood of Middleburg, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 13-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
JAMES KNUTZEN & ASSOCIATES, C.P.A.’S, P.A.
Jacksonville, Florida
February 1, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Housing Investors Athens II, Ltd.
Athens, Alabama
We have audited the accompanying balance sheets of Housing Investors Athens II, Ltd. as of December 31, 2004 and 2003, and the related statements of operations, partners’ deficit, and cash flows for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of Housing Investors Athens II, Ltd. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Housing Investors Athens II, Ltd. as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 2, 2005, on our consideration of Housing Investors Athens II, Ltd. internal control structure, and a report dated February 2, 2005, on its compliance with laws and regulations.
DONALDSON HOLMAN & WEST, P.C.
Athens, Alabama
February 2, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Ironton Estates, LP
We have audited the accompanying balance sheets of Ironton Estates, LP as of December 31, 2003 and 2004, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ironton Estates, LP as of December 31, 2003 and 2004, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
February 9, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Maidu Properties
(A California Limited Partnership)
Rocklin, California
I have audited the accompanying balance sheets of Maidu Properties (A California Limited Partnership), as of December 31, 2004 and 2003, and the related statements of income, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maidu Properties (A California Limited Partnership) as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
My audits were made for the purpose of forming an opinion on the basic financial statement taken as a whole. The supplementary information for the years ended December 31, 2004 and 2003, on pages 12 and 13, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BERNARD E. REA, CPA
Stockton, California
February 16, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Stratford Square, Limited Partnership
Brundidge, Alabama
We have audited the accompanying balance sheets of Stratford Square, Limited Partnership, a limited partnership, RHS Project No.; 01-055-631074651 as of December 31, 2004 and 2003, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stratford Square, Limited Partnership, RHS Project No: 01-055-631074651 as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 through 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and II for the year ended December 31, 2004 and 2003, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 22, 2005 on our consideration of Stratford Square, Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DONALD W. CAUSEY & ASSOCIATES, P.C.
Gadsden, Alabama
January 22, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Stockton Estates, LP
We have audited the accompanying balance sheets of Stockton Estates, LP as of December 31, 2003 and 2004, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stockton Estates, LP as of December 31, 2003 and 2004, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
March 18, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Summer Glen of Immokalee, Ltd.
We have audited the accompanying balance sheets of Summer Glen of Immokalee, Ltd. (a Florida Limited Partnership), USDA-RD Project No.:09-011-593009333 as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Summer Glen of Immokalee, Ltd. (a Florida Limited Partnership), USDA-RD Project No.: 09-011-593009333, as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 1, 2005 on our consideration of Summer Glen of Immokalee, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 13-18 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
JAMES KNUTZEN & ASSOCIATES, C.P.A.’S, P.A.
Jacksonville, Florida
February 1, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Buckeye Senior, Ltd.
USDA Rural Development
We have audited the accompanying balance sheets of Buckeye Senior, Ltd. (a limited partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Buckeye Senior, Ltd. as of December 31, 2004 and 2003, and the results of its operations and the changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 19, 2005, on our consideration of Buckeye Senior, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report is presented for purposes of additional analysis and is not a required part of the financial statements of Buckeye Senior, Ltd. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
January 19, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Eutaw Elderly Housing, Ltd.
Eutaw, Alabama
We have audited the accompanying balance sheets of Eutaw Elderly Housing, Ltd., as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eutaw Elderly Housing, Ltd. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 25, 2005, on our consideration of Eutaw Elderly Housing, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in conjunction with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were performed for the purpose of forming an opinion on the basic financial statements of Eutaw Elderly Housing, Ltd. taken as a whole. The supplementary information on Pages 13 – 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
WAY RAY SHELTON & COMPANY PC
Eutaw, Alabama
February 25, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
El Dorado Springs Estates, LP
We have audited the accompanying balance sheets of El Dorado Springs Estates, LP as of December 31, 2003 and 2004, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of El Dorado Springs Estates, LP as of December 31, 2003 and 2004, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
February 16, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Elderly Housing of Macon, Ltd.
Macon, Mississippi
We have audited the accompanying balance sheets of Elderly Housing of Macon, Ltd., as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Elderly Housing of Macon, Ltd. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2005, on our consideration of Elderly Housing of Macon, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants, That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were performed for the purpose of forming an opinion on the basic financial statements of Elderly Housing of Macon, Ltd. taken as a whole. The supplementary information on Pages 13-14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
WAY RAY SHELTON & COMPANY, PC
Macon, Mississippi
January 31, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Hilltop Apartments (A Limited Partnership)
A USDA Rural Housing Service Project
I have audited the accompanying balance sheets of Hilltop Apartments (A Limited Partnership), as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted In the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hilltop Apartments (A Limited Partnership) as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, I have also issued reports dated January 23, 2005, on my consideration of Hilltop Apartment’s internal control structure and on my tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the result of my audits.
My audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information shown on pages 16 to 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
GREGORY D. DUBROCK, CPA
Albuquerque, New Mexico
January 23, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Ivan Woods LDHA Limited Partnership
Okemos, Michigan
We have audited the accompanying balance sheets of Ivan Woods LDHA Limited Partnership, U.S. Department of Housing and Urban Development (HUD) Project No. 047-11021, as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ capital (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ivan Woods LDHA Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
MCCARTNEY & COMPANY, PC
Okemos, Michigan
February 24, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Licking Associates II, L.P.
DBA Licking Apartments II
Clarkton, MO 63837
We have audited the accompanying balance sheets of Licking Associates II, L.P. (a limited partnership) DBA Licking Apartments II as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Licking Associates II, L.P. (a limited partnership) DBA Licking Apartments II as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were performed for the purpose of forming an opinion on the basic financial statements of Licking Associates II, L.P. taken as a whole. The supplementary data included on pages 13 – 21 is not necessary for a fair presentation of the financial statements, but is presented for purposes of additional analysis. As required by the United States Department of Agriculture Office of Rural Development, this supplementary data has been subjected to the same tests and other procedures applied in the audits of the statements mentioned above, and in our opinion, is fairly presented in all material respects in relation to the financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated January 21, 2005, on our consideration of Licking Associates II, L.P.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws and regulations. The report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
COFFMAN EADS CAPPS SUMMERS & DUNCAN
Poplar Bluff, Missouri
January 21, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
RPI Limited Partnership #18
St. Paul, Minnesota
We have audited the accompanying balance sheets of RPI Limited Partnership #18, RHS Project Number: 18-18-411649005, as of December 31, 2004 and 2003, and the related statements of operations, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RPI Limited Partnership #18 as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 8, 2005, on our consideration of RPI Limited Partnership #18’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
EIDE BAILLY LLP
Fargo, North Dakota
February 8, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
South Fork Heights Limited Partnership
We have audited the accompanying balance sheets of South Fork Heights Limited Partnership (a Texas limited partnership), USDA Project No.: 05-53-742476220, as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards, issued by the U.S. General Accounting Office. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Fork Heights Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and the cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 11 – 21 is presented for purposes of additional analysis required by the United States Department of Agriculture and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
in accordance with Government Auditing Standards, we nave also issued Our report dated March 8, 2005, on our consideration of South Fork Heights Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
THOMPSON DERRIG & CRAIG, P.C.
Bryan, Texas
March 8, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Twin Oaks of Allendale, Ltd.
We have audited the accompanying balance sheets of Twin Oaks of Allendale, Ltd. (a Florida Limited Partnership), USDA-RD Project No.:46-003-592894359 as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Twin Oaks of Allendale, Ltd. (a Florida Limited Partnership), USDARD Project No.: 46-003-592894359, as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 1, 2005 on our consideration of Twin Oaks of Allendale, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and , in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
JAMES KNUTZEN & ASSOCIATES, C.P.A.’S, P.A.
Jacksonville, Florida
February 1, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Wildridge Apartments, Ltd.
Panama City, Florida
We have audited the accompanying balance sheets of Wildridge Apartments, Ltd., a limited partnership, USDA, Rural Development Project No: 11-51-592863964, as of December 31, 2004 and 2003 and the related statements of operations, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wildridge Apartments, Ltd., at December 31, 2004 and 2003, and the results of its operations and changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated February 10, 2005, on our consideration of Wildridge Apartments, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of those reports are to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements, taken as a whole. The supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.
SMITH MILES & COMPANY, P.A.
Panama City, Florida
February 10, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Briarwick Apartments, Ltd.
We have audited the accompanying balance sheets of Briarwick Apartments, Ltd. (a Kentucky limited partnership) as of December 31, 2004, 2003 and 2002, and the related statements of results of operations, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards, Issued by the Comptroller General of the United States, and the provisions of the United States Department of Agriculture, Rural Development audit program. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Briarwick Apartments, Ltd. as of December 31, 2004, 2003 and 2002, and the results of its operations, changes in partners’ capital and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated March 21, 2005, on our consideration of Briarwick Apartments, Ltd.’s internal control over financial reporting and tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
MORGAN-FRANKLIN LLC
West Liberty, Kentucky
March 21, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Hunter’s Park Limited Partnership
We have audited the accompanying balance sheets of Hunter’s Park Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of Hunter’s Park Limited Partnership management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hunter’s Park Limited Partnership as of December 31, 2004 and 2003, results of its operations, changes in partners’ equity (deficit) and its cash flows for the years then en d, in conformity with
In accordance with Government Auditing Standards, we have also issued our report dated January 19, 2005 on our consideration of Hunter’s Park Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants and other matters. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 13, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is presented fairly in all material respects in relation to the basic financial statements taken as a whole.
HOLDEN, MOSS, KNOTT, CLARK, COPLEY & HOYLE, P.A.
Henderson, North Carolina
January 19, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Los Caballos II, Ltd.
and USDA Rural Development
We have audited the accompanying balance sheets of Los Caballos II, Ltd. (a limited partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Los Caballos II, Ltd. as of December 31, 2004 and 2003, and the results of its operations and the changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards,we have also issued our report dated January 16, 2005, on our consideration of Los Caballos II, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report is presented for purposes of additional analysis and is not a required part of the financial statements of Los Caballos II, Ltd. Such information has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
KEYSTONE ACCOUNTING LLC
Farmington, New Mexico
January 16, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Nye County Associates
(A California Limited Partnership) DBA Spring Mountain Apartments
Cheyenne, Wyoming
We have audited the accompanying balance sheets of Nye County Associates, (A California Limited Partnership) DBA Spring Mountain Apartments, USDA, Rural Development Project Number 33019-680192750, as of December 31, 2004 and 2003, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nye County Associates, as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit), and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 8, 2005 on our consideration of Nye County Associates’ internal control structure and a report dated February 8, 2005 on its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements of Nye County Associates. Such information has been subjected to auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
SJ GALLINA & CO., LLP
Sacramento, California
February 8, 2005

INDEPENDENT AUDITORS’ REPORT
Partners
Portales Estates, L.P.
We have audited the accompanying balance sheets of Portales Estates, LP as of December 31, 2003 and 2004, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Portales Estates, LP as of December 31, 2003 and 2004, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
March 2, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
RPI Limited Partnership #22
Cannon Falls, Minnesota
We have audited the accompanying balance sheets of RPI Limited Partnership #22, (MHFA Project Number 90-002) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RPI Limited Partnership #22 as of December 31, 2004 and 2003, and the results of its operations and is cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole, The supplemental information provided, as identified In the table of contents as of and for the years ended December 31, 2004 and 2003, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
VIRCHOW KRAUSE & COMPANY, LLP
Minneapolis, Minnesota
January 21, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Villas of Lakeridge, Ltd.
Panama City, Florida
We have audited the accompanying balance sheets of Villas of Lakeridge, Ltd., a limited partnership, USDA, Rural Development Project No: 01-0030592930819, as of December 31, 2004 and 2003 and the related statements of operations, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standard, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Villas of Lakeridge, Ltd., at December 31, 2004 and 2003, and the results of its operations and changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated February 10, 2005, on our consideration of Villas of Lakeridge, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of those reports are to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing and not to provide an opinion on the internal control over financial reporting or on compliance. Those reports are an integral part of an audit performed in accordance with Government Auditing Standard and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements, taken as a whole. The supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.
SMITH MILES & COMPANY, P.A.
Panama City, Florida
February 10, 2005

REPORT OF INDEPENDENT AUDITORS
Partners
Waynesboro Associates, Limited
We have audited the accompanying balance sheets of Waynesboro Associates, Limited (a Tennessee limited partnership) d/b/a Waynesboro Village Apartments, RHS Project No.: 48-091-621385326, as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Waynesboro Associates, Limited (a Tennessee limited partnership) d/b/a Waynesboro Village Apartments, RHS Project No.: 48-091-621385326, as of December 31, 2004 and 2003, and the results of its operations, the changes in partners’ equity and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
in accordance with Government Auditing Standards, we have also issued a report dated January 31, 2005 on our consideration of Waynesboro Associates, Limited’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
YORK DILLINGHAM & COMPANY, P.L.L.C.
Columbia, Tennessee
January 31, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Beckwood Manor Six Limited Partnership
We have audited the accompanying balance sheets of Beckwood Manor Six Limited Partnership, RD Project No. 03-048-0710677265 (the Partnership), as of December 31, 2004 and 2003, and the related statements of profit (loss), changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beckwood Manor Six Limited Partnership as of December 31, 2004 and 2003, and its results of operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 16, 2005 on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
LITTLE, SHANEYFELT, MARSHALL, ROMINE & CO.
Little Rock, AR
February 16, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Blanchard Seniors Apartments II
We have audited the accompanying balance sheets of Blanchard Seniors Apartments II (the Partnership) as of December 31, 2004 and 2003, and the related statements of income, partners’ equity and cash flows for the years then ended. These financials statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blanchard Seniors Apartments II as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2005, on our consideration of Blanchard Seniors Apartments II’s internal control over financial reporting and on our tests of its compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting and compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Blanchard Seniors Apartments II. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statement taken as a whole.
CAMERON, HINES & HART
West Monroe, LA
January 31, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Brantwood Lane Limited Partnership
Charlotte, North Carolina
We have audited the accompanying balance sheets of Brantwood Lane Limited Partnership (a Georgia limited partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brantwood Lane Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2005, on our consideration of the Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance, That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information listed in the table of contents is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, In our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BERNARD ROBINSON & COMPANY, L.L.P
Greensboro, NC
January 31, 2005

INDEPENDENT AUDITORS’ REPORT
To The Partners
Breckenridge Apartments, Limited Partnership
We have audited the accompanying balance sheets of Breckenridge Apartments, Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America, and with Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Breckenridge Apartments, Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 27, 2005 on our consideration of Breckenridge Apartments, Limited Partnership’s internal control over financial reporting and our consideration of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DIXON HUGHES
Greenville, SC
January 27, 2005

INDEPENDENT AUDITORS’REPORT
To the Partners
Colorado City Seniors Apartments, LTD.
We have audited the accompanying balance sheets of Colorado City Seniors Apartments, LTD., RHS Project No. 50-068-721125815 as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement: An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant .estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Colorado City Seniors Apartments, LTD. as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated February 21, 2005, on our consideration of Colorado City Seniors Apartments, LTD.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
BOND & TOUSIGNANT
Monroe, Louisiana
February 21, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
College Greene Rental Associates, L.P.
We have audited the accompanying balance sheet of College Greene Rental Associates, L.P. (a limited partnership) as of December 3 1, 2004 and 2003, and the related statements of operations and partners’ capital (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of College Greene Rental Associates, L.P. as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying Supplemental Schedule of Cash Flow Available for Payment of Soft Debt Service is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
SALMIN, CELONA, WEHRLE & FLAHERTY, LLP
Rochester, NY
February 25, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Cottonwood Apartments II
We have audited the accompanying balance sheets of Cottonwood Apartments II (the Partnership) as of December 31, 2004 and 2003, and the related statements of income, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the Standards for Financial and Compliance Audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In accordance with Government Auditing Standards, we have also issued our report dated January 31, 2005, on our consideration of Cottonwood Apartments II’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audits.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules listed in the table of contents are presented for the purpose of additional analysis and are not a required part of the basic financial statements of Cottonwood Apartments II. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
CAMERON, HINES & HARTT
West Monroe, LA
January 31, 2005

INDEPENDENT AUDITORS’ REPORT
To The Partners
Devenwood Apartments, A Limited Partnership
We have audited the accompanying balance sheets of Devenwood Apartments, A Limited Partnership as of December 31, 2004 and 2003, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America, and with Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Devenwood Apartments, A Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 27, 2005 on our consideration of Devenwood Apartments, A Limited Partnership’s internal control over financial reporting and our consideration of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DIXON HUGHES
Greenville, SC
January 27, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Excelsior Springs Properties, LP
We have audited the accompanying balance sheets of Excelsior Springs Properties, LP as of December 31, 2003 and 2004, and the related statements of income, owners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Excelsior Springs Properties, LP as of December 31, 2003 and 2004, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, MO
March 10, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners Franklin Vista III, Ltd.
and USDA Rural Development
We have audited the accompanying balance sheets of Franklin Vista III, Ltd. (a limited partnership) as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statement, based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Franklin Vista III, Ltd. as of December 31, 2004 and 2003, and the results of its operations and the changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 20, 2005, on our consideration of Franklin Vista III, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, grant agreements, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental information included in the report is presented for purposes of additional analysis and is not a required part of the financial statements of Franklin Vista III, Ltd. Such information has been subjected to the auditing procedures applied in the audit of the financial statements arid, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
KEYSTONE ACCOUNTING L.L.C.
Farmington, NM
January 20, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners
Friendship Village, LLLP
We have audited the accompanying balance sheets of Friendship Village, LLLP as of December 3 1, 2004 and 2003, and the related statements of income, changes in partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards issued by the Comptroller General of the United States and the U.S. Department of Agriculture, Fanners Home Administration Audit Program. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Friendship Village, LLLP as of December 31, 2004 and 2003 and the results of its operations, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our reports dated March 51 2005 on our consideration of Friendship Village, LLLP’s internal control and on its compliance with laws and regulations.
REGARDIE, BROOKS & LEWIS
Bethesda, MD
March 5, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Haven Park Partners III
(A California Limited Partnership)
Fresno, California
We have audited the accompanying balance sheets of Haven Park Partners III, a California Limited Partnership (the “Partnership”), as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 3 1, 2004 and 2003 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
JANZEN, TAMBERI & WONG
Fresno, CA
January 14, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Hughes Springs Seniors Apartments, LTD.
We have audited the accompanying balance sheets of Hughes Springs Seniors Apartments, LTD., RHS Project No. 49-034-721156758 as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable% assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hughes Springs Seniors Apartments, LTD. as of December 31, 2004 and 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated February 21, 2005, on our consideration of Hughes Springs Seniors Apartments, LTD’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.
BOND & TOUSIGNANT
Monroe, LA
February 21, 2005

To the Partners
La Gema Del Barrio, A California Limited Partnership
I have audited the accompanying balance sheets of La Gema Del Barrio, A California Limited Partnership, as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion the accompanying financial statements referred to above present fairly, in all material respects, the financial position of La Gema Del Barrio, A California Limited Partnership as of December 31, 2004 and 2003, and the results of its operations, the changes in partners’ equity, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
My audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplem6ntal information on page 13 is presented for purposes of additional analysis * and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
SCHONWIT & ASSOCIATES
January 18, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Lakeview Meadows Limited Dividend Housing
          Association Limited Partnership
We have audited the accompanying balance sheet of Lakeview Meadows Limited Dividend Housing Association Limited Partnership, MSHDA Development No. 874, as of December 31, 2004 and 2003 and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakeview Meadows Limited Dividend Housing Association Limited Partnership, MSHDA Development No. 874, as of December 31, 2004 and 2003 and its results of operations, changes in partners’ equity (deficit), and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated February 4, 2005 on our consideration of Lakeview Meadows Limited Dividend Housing Association Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
PLANTE & MORAN, PLLC
East Lansing, MI
February 4, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Lonaconing Associates Limited Partnership
DBA Lana Lu Apartments
We have audited the accompanying balance sheets of Lonaconing Associates Limited Partnership (a limited partnership), DBA Lana Lu Apartments, Case No. 24-001-521702607, as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America, the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, the evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lonaconing Associates Limited Partnership, DBA Lana Lu Apartments, Case No. 24-001-521702607, at December 31, 2004 and 2003, and the results of its operations, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989, we have also issued a report dated January 6, 2005, on our consideration of Lonaconing Associates Limited Partnership’s internal control and on compliance with specific requirements applicable to Rural Housing Service Programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
FENTRESS, BROWN
Columbus, OH
January 6, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Montague Place Limited Partnership
We have audited the accompanying balance sheets of Montague Place Limited Partnership as of December 31, 2004 and 2003, and the related statements of net loss, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Montague Place Limited Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 21, 2005 on our consideration of the Partnership’s internal control over financial reporting and our tests of’ its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.
MANER, COSTERISAN & ELLIS, P.C.
Lansing, MI
February 21, 2005

INDEPENDENT AUDITOR’S REPORT
To the Partners of Navapai Associates:
I have audited the accompanying balance sheets of Navapai Associates, a Limited Partnership (the “Partnership”) as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and contained in the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, I have also issued my report dated February 4, 2005 on my consideration of the Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.
The accompanying supplementary information (beginning on page 10) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.
LAURIE A. LEE
Las Vegas, NV
February 4, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Schroon Lake Housing Redevelopment Company
We have audited the accompanying balance sheets of Schroon Lake Housing Redevelopment Company as of December 31, 2004 and 2003, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the financial statements based on our audits.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Schroon Lake Housing Redevelopment Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards issued by the Comptroller General of the United States of America, we have also issued reports dated January 28, 2005 on our consideration of Schroon Lake Housing Redevelopment Company’s internal control structure and its compliance with laws and regulations.
FECTEAU & COMPANY, PLLC
Albany, NY
January 29, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
St. Barnabas Ridge Limited Partnership
d/b/a Snow Hill Ridge Apartments
Raleigh, North Carolina
We have audited the accompanying balance sheets of St. Barnabas Ridge Limited Partnership d/b/a Snow Hill Ridge Apartments as of December 31, 2004 and 2003 and the related statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of St. Barnabas Ridge Limited Partnership as of December 31, 2004 and 2003 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our report dated January 20, 2005 on our consideration of St. Barnabas Ridge Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grant agreements and other matters. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be considered in assessing the results of our audit.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on pages 11 and 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
January 20, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Standardsville Village Limited Partnership
We have audited the accompanying balance sheets of Standardsville Village Limited Partnership RHS No. 54-48-541523939 as of December 31, 2004 and 2003, and the related statements of operations, partners’ capital (deficiency), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimated made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Standardsville Village Limited Partnership, RHS No. 54-48-541523939 as of December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on pages 10 and 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
ERIC COHEN & ASSOCIATES, P.C.
Gaithersburg, MD
February 28, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Titusville Apartments Limited Partnership
DBA Titusville Apartments
We have audited the accompanying balance sheets of Titusville Apartments Limited Partnership (a limited partnership), DBA Titusville Apartments, Case No. 44-020-521618663, as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America, the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, the evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Titusville Apartments Limited Partnership, DBA Titusville Apartments, Case No. 44-020-521618663, at December 31, 2004 and 2003, and the results of its operations, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989, we have also issued a report dated January 6, 2005, on our consideration of Titusville Apartments Limited Partnership’s internal control and on compliance with specific requirements applicable to Rural Housing Service Programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
FENTRESS, BROWN, CPAs & ASSOCIATES, LLC
Columbus, OH
January 6, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Wesley Village Associates Limited Partnership
DBA Wesley Village Apartments
Rockville, Maryland
We have audited the accompanying balance sheets of Wesley Village Associates Limited Partnership (a limited partnership), DBA Wesley Village Apartments, Case No. 57-002-521397397, as of December 31, 2004 and 2003, and the related statements of income, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America, the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, the evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wesley Village Associates Limited Partnership, DBA Wesley Village Apartments, Case No. 57-002521397397, at December 31, 2004 and 2003, and the results of its operations, and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program,” issued in December 1989, we have also issued a report dated January 6, 2005, on our consideration of Wesley Village Associates Limited Partnership’s internal control and on compliance with specific requirements applicable to Rural Housing Service Programs. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
FENTRESS, BROWN, CPAs & ASSOCIATES, LLC
Columbus, OH
January 6, 2005

INDEPENDENT AUDITORS’ REPORT
To the Partners
Deer Hill II Limited Partnership
Winston-Salem, North Carolina
We have audited the accompanying balance sheets of Deer Hill II Limited Partnership as of December 31, 2003 and 2002, and the related statements of income, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Deer Hill II Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 16, 2004 on our consideration of Deer Hill II Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
MCGLADREY & PULLEN, LLP
Greensboro, North Carolina
January 16, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Metropole Apartments Associates, Ltd.
Boston, Massachusetts
We have audited the accompanying Balance Sheets of Metropole Apartments Associates, Ltd. (a Florida Limited Partnership), as of December 31, 2003 and 2002, and the related Statements of Income, Partners’ Equity and Cash Flows for the years then ended. These financial statements are the responsibility of Metropole Apartments Associates, Ltd.’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Metropole Apartments Associates, Ltd. as of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BLOOM, GETTIS, HABIB, SILVER & TERRONE P.A
Boston, Massachusetts
January 20, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners of
Rosenberg Building Associates Limited Partnership
Mansfield, Massachusetts
We have audited the accompanying balance sheets of Rosenberg Building Associates Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rosenberg Building Associates Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ capital, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 6, the Partnership has a contract with the Housing Authority of the City of Santa Rosa, California to receive HUD Section 8 rental assistance for all 77 apartment units at the Project. The contract expires on December 31, 2004. HUD has been granting one-year renewals of Section 8 Housing Assistance Payments (HAP) contracts upon their expirations. At the present time, it is uncertain whether further renewals will be given by HUD when the contract expires. As permitted, management intends to renew its HAP contract.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information included in this report (shown on pages 17 and 18) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
ERCOLINI & COMPANY LLP
Mansfield, Massachusetts
January 29, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Westwood Square Limited Partnership
Winston-Salem, North Carolina
We have audited the accompanying balance sheets of Westwood Square Limited Partnership as of December 31, 2003 and 2002, and the related statements of income, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westwood Square Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 19, 2004 on our consideration of Westwood Square Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
McGLADREY & PULLEN
Greensboro, North Carolina
January 19, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Corinth Housing Redevelopment Company
We have audited the accompanying balance sheets of Corinth Housing Redevelopment Company as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Corinth Housing Redevelopment Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated January 29, 2004 on our consideration of Corinth Housing Redevelopment Company’s internal control structure and its compliance with laws and regulations.
FECTEAU & COMPANY, PLLC
Albany, New York
January 29, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Greenwich Housing Redevelopment Company
We have audited the accompanying balance sheets of Greenwich Housing Redevelopment Company as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Greenwich Housing Redevelopment Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated January 29, 2004 on our consideration of Greenwich Housing Redevelopment Company’s internal control structure and its compliance with laws and regulations.
FECTEAU & COMPANY, PLLC
Albany, New York
January 29, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Hacienda Villa Associates, a Limited Partnership
We have audited the accompanying balance sheet of Hacienda Villa Associates, a Limited Partnership, as of December 31, 2003, and the related statements of operations, partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hacienda Villa Associates, a Limited Partnership, as of December 31, 2003, and the results of its operations, changes in partners’ equity and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 13 and 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
ABACI & GARABEDIAN
Fresno, CA
February 11, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Maywood Associates, Ltd.
A California Limited Partnership
Corning, California
We have audited the accompanying balance sheets of Maywood Associates, Ltd., A California Limited Partnership, USDA, Rural Development Project Number 04-052-680184284, as of December 31, 2003 and 2002, and the related statements of operations, changes in partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Maywood Associates, Ltd., as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit), and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 14, 2004 on our consideration of Maywood Associates, Ltd.’s internal control structure and a report dated January 14, 2004 on its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements of Maywood Associates, Ltd., Such information has been subjected to auditing procedures applied in our audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
SJ GALLINA & COMPANY, LLP
Sacramento, California
January 14, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Pleasanton LTD.
We have audited the accompanying balance sheets of Pleasanton, LTD., RHS Project No. 49-007-721205227, as of December 31,2003, and the related statements of operations, partners’ equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Pleasanton, LTD. as of December 31, 2002, were compiled by other accountants, and their report thereon, dated March 13, 2003, stated they did not audit or review those financial statements and accordingly, expressed no opinion or any other form of assurance on them.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pleasanton, LTD., as of December 31, 2003, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information presented on pages 15 through 21 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated February 15, 2004, on our consideration of Pleasanton LTD.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with the report in considering the results of our audit.
BOND & TOUSIGNANT, CPA’s
Monroe, Louisiana
March 19, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
School Street Limited Partnership II
Madison, Wisconsin
We have audited the accompanying balance sheets of WHEDA Project No. 011/001745 of School Street Limited Partnership II as of December 31, 2003 and 2002, and the related statements of loss, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the project’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of School Street Limited Partnership II as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity (deficit) and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
SUBY, VON HADEN & ASSOCIATES, S.C.
Madison, Wisconsin
January 13, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Sunshine Apartments, A Limited Partnership
Sheridan, Wyoming 82801
We have audited the accompanying balance sheets of Sunshine Apartments, A Limited Partnership, as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of Sunshine Apartments, A Limited Partnership as of December 31, 2003 and 2002 and, the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America
In accordance with Governmental Auditing Standards, we have also issued a report dated January 31, 2004 on our consideration of the Sunshine Apartments, A Limited Partnership’s internal control over financial reporting and on our test of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation the basic financial statements taken as a whole.
RUCKI & MARSHALL, CPA’s, PC
Sheridan, Wyoming
January 31, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Tappahannock Greens Limited Partnership
I have audited the accompanying balance sheets of Tappahannock Greens Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tappahannock Greens Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity, and its cash flows for the years then ended in conformity with generally accepted accounting principles.
In accordance with Government Auditing Standards, I have also issued my, report dated February 15, 2004 on our consideration of Tappahannock Greens Limited Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations.
THOMAS C. CUNNINGHAM, CPA
Tappahannock Greens
February 15, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Westside Associates Limited Partnership
Mansfield, Massachusetts
We have audited the accompanying balance sheet of Westside Associates Limited Partnership, Project No. RI 434023310, as of December 31, 2003, and the related statements of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of Westside Associates Limited Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westside Associates Limited Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also a report dated February 20, 2004 on our tests of Westside Associates Limited Partnership’s compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of the audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included in the schedules (shown on pages 15 through 21) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
RESTIVO MONACELLI, LLP
Mansfield, Massachusetts
February 20, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Wilmington Housing Redevelopment Company
We have audited the accompanying balance sheets of Wilmington Housing Redevelopment Company as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on the financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by Management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wilmington Housing Redevelopment Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated January 29, 2004 on our consideration of Wilmington Housing Redevelopment Company’s internal control structure and its compliance with laws and regulations.
FECTEAU & COMPANY, PLLC
Albany, New York
January 29, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Candlewick Place, Ltd.
Monroeville, Alabama
We have audited the accompanying balance sheets of Candlewick Place, Ltd. a limited partnership, RHS Project No.: 01-050-631017825 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Candlewick Place, Ltd. RHS Project No.: 01-050-631017825 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America,
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and II for the year ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 29, 2004 on our consideration of Candlewick Place, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DONALD W. CAUSEY & ASSOCIATES, P.C.
Gadsden, Alabama
January 29, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Cedarstone Apartments, Ltd.
Poplarville, Mississippi
We have audited the accompanying balance sheets of Cedarstone Apartments, Ltd., a limited partnership, RHS Project No.: 28-055-026239203 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cedarstone Apartments, Ltd., RHS Project 28-055-026239203 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and 11 for the year ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 29, 2004 on our consideration of Cedarstone Apartments, Ltd.’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DONALD W. CAUSEY & ASSOCIATES, P.C.
Gadsden, Alabama
January 29, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Academy Hill Limited Partnership
Winston-Salem, North Carolina
We have audited the accompanying balance sheets of Academy Hill Limited Partnership as of December 31, 2003 and 2002, and the related statements of income, partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Academy Hill Limited Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated January 15, 2004 on our consideration of Academy Hill Limited Partnership’s internal control over financial reporting and on our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with that report in considering the results of our audit.
MCGLADREY & PULLEN
Greensboro, North Carolina
January 15, 2004

INDEPENDENT AUDITORS’ REPORT
Coronado Housing Limited Partnership
Miracle Square
2601 North Oracle Road
Tucson, Arizona 85705
We have audited the accompanying balance sheet of Coronado Housing Limited Partnership as of December 31, 2003, and the related statements of income, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Coronado Housing Limited Partnership as of December 31, 2003 and the results of its operation and its cash flows for the year then ended in conformity with generally accepted accounting principles in the United States of America.
FRIZZELL, SENKERIK & COMPANY, PC
Tucson, Arizona
March 10, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Eldon Estates II, L.P.
DBA Eldon Estates II
Clarkton, MO 63837
We have audited the accompanying balance sheets of Eldon Estates II, L.P. (a limited partnership) DBA Eldon Estates II as of December 31, 2003 and 2002, and the related statements of income, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eldon Estates II, L.P. (a limited partnership) DBA Eldon Estates II as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was performed for the purpose of forming an opinion on the basic financial statements of Eldon Estates II, L.P. taken as a whole. The supplementary data included on pages 13-14 is not necessary for a fair presentation of the financial statements, but is presented for purposes of additional analysis. As required by the United States Department of Agriculture Office of Rural Development, this supplementary data has been subjected to the same tests and other procedures applied in the audits of the statements mentioned above, and in our opinion, is fairly presented in all material respects in relation to the financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated January 23, 2004, on our consideration of Eldon Estates II, L.P.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws and regulations. The report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
COFFMAN, EADS, CAPPS, SUMMERS & DUNCAN
Poplar Bluff, Missouri
January 23, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Eldon Manor, L.P.
DBA Eldon Manor
Clarkton, MO 63837
We have audited the accompanying balance sheets of Eldon Manor, L.P. (a limited partnership) DBA Eldon Manor as of December 31, 2003 and 2002, and the related statements of income, changes in partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Eldon Manor, L.P. (a limited partnership) DBA Eldon Manor as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was performed for the purpose of forming an opinion on the basic financial statements of Eldon Manor, L.P. taken as a whole. The supplementary data included on pages 13-14 is not necessary for a fair presentation of the financial statements, but is presented for purposes of additional analysis. As required by the United States Department of Agriculture Office of Rural Development, this supplementary data has been subjected to the same tests and other procedures applied in the audits of the statements mentioned above, and in our opinion, is fairly presented in all material respects in relation to the financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued our report dated January 23, 2004, on our consideration of Eldon Manor, L.P.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws and regulations. The report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
COFFMAN, EADS, CAPPS, SUMMERS & DUNCAN
Poplar Bluff, Missouri
January 23, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Franklin School Associates
We have audited the accompanying balance sheets of Franklin School Associates, Franklin School Apartments (Project) as of December 31, 2003 and 2002, and the related statements if income, changes in partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Project as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental information on pages 13 to 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Project. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects, in relation to the basic financial statements taken as a whole.
HAYNIE & COMPANY
Ogden, Utah
February 18, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
London Arms/Lyn Mar Limited Partnership
Boston, Massachusetts
We have audited the accompanying Balance Sheets of London Arms/Lyn Mar, Limited Partnership (a Florida Limited Partnership), as of December 31, 2003 and 2002 and the related Statements of Income, Partners’ Equity and Cash Flows for the years then ended. These financial statements are the responsibility of the management of London Arms/Lyn Mar Limited Partnership. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of London Arms/Lyn Mar Limited Partnership as of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America,
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
BLOOM, GETTIS, HABIB, SILVER & TERRONE, P.A.
Miami, FL
January 19, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Nevada Manor, LP
We have audited the accompanying balance sheets of Nevada Manor, LP as of December 31, 2002 and 2003, and the related statements of income, owner’s equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nevada Manor, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United State of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
February 14, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Brandywood Limited Partnership
We have audited the accompanying balance sheets of Brandywood Limited Partnership as of December 31, 2003 and 2002 and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brandywood Limited Partnership as of December 31, 2003 and 2002 and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
VIRCHOW, KRAUSE & COMPANY, LLP
Madison, Wisconsin
January 21, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners of
California Investors VII
We have audited the accompanying balance sheets of California Investors VII (a California Limited Partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of California Investors VII as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ capital, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information included in this report (shown on pages 18 and 19) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
ERCOLINI & COMPANY LLP
Mansfield, Massachusetts
January 24, 2004

INDEPENDENT ACCOUNTANT’S REPORT
To the Partners
Fort Smith Housing Associates, an Arkansas Limited Partnership
We have audited the accompanying balance sheet of Fort Smith Housing Associates, An Arkansas Limited Partnership as of December 31, 2003, and the related statements of operations, changes in partners’ capital and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these statements based on our audit. The financial statements of Fort Smith Housing Associates, An Arkansas Limited Partnership as of December 31, 2002 were audited by other auditors whose report dated February 5, 2003, expressed an unqualified opinion on those statements.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fort Smith Housing Associates, An Arkansas Limited Partnership as of December 31, 2003, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HANKINS & COMPANY
Fort Smith, Arkansas
February 13, 2004

INDEPEDENT ACCOUNTANT’S REPORT
To the Partners
Franklin II Limited Partnership
I have audited the accompanying balance sheets of Franklin II Limited Partnership, RHS Project No.: 5-009-541462949, as of December 31, 2003 and 2002 and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. I believe that my audit provided a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Franklin II Limited Partnership, RHS Project No.: 55-009541462949, as of December 31, 2003, and the results of its operations, the changes in partners’ deficit and cash flows for the year then ended, in conformity with generally accepted accounting principles.
My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 16 through 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material.
In accordance with Government Auditing Standards, I have also issued reports dated January 9, 2004 on my consideration of Franklin II Limited Partnership’s internal control and its compliance with laws and regulations applicable to the financial statements.
TIMOTHY FORCE, CPA
Bethesda, Maryland
January 9, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Lakeridge Apartments of Eufaula, Ltd.
We have audited the accompanying balance sheets of Lakeridge Apartments of Eufaula, Ltd., a limited partnership, USDA, Rural Development Project No: 010030592933800, as of December 31, 2003 and 2002 and the related statements of operations, changes in partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakeridge Apartments of Eufaula, Ltd., at December 31, 2003 and 2002, and the results of its operations and changes in partners’ deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements, taken as a whole. The supplementary information is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.
SMITH, MILES & COMPANY, P.A.
Panama City, Florida
February 7, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Windsor II Limited Partnership
I have audited the accompanying balance sheets of Windsor II Limited Partnership, RHS Project No.: 54-057-541440877-017, as of December 31, 2003 and 2002, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. I believe that my audit provided a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Windsor II Limited Partnership, RHS Project No.: 54-057541440877-017, as of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ deficit and cash flows for the years then ended, in conformity with generally accepted accounting principles. My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 17 through 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, I have also issued reports dated January 9, 2004 on my consideration of Windsor II Limited Partnership’s internal control and its compliance with laws and regulations applicable to the financial statements.
TIMOTHY FORCE, CPA
Bethesda, Maryland
January 9, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Amherst Limited Partnership
I have audited the accompanying balance sheets of Amherst Limited Partnership, RHS Project No.: 54-007-541486870, as of December 31, 2003 and 2002 and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial tatements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial presentation. I believe that my audit provided a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Amherst Limited Partnership, RHS Project No.: 54-007541486870, as of December 31, 2003 and 2002, and the results of its operations, the changes in partners’ deficit and cash flows for the years then ended, in conformity with generally accepted accounting principles.
My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 16 through 23 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, I have also issued reports dated January 9, 2004 on my consideration of Amherst Limited Partnership’s internal control and its compliance with laws and regulations applicable to the financial statements.
TIMOTHY FORCE, CPA
Bethesda, Maryland
January 9, 2004

INDEPENDENT AUDITORS’ REPORT
To The Partners
Briarwood II, Ltd.
We have audited the accompanying balance sheets of Briarwood II, Ltd. (a Florida Limited Partnership), USDA-RD Project No.: 09-010-592972167 as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present in all material respects, the financial position of Briarwood II, Ltd. (a Florida Limited Partnership), USDA-RD Project No.: 09-010-592972167, as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance Government Auditing Standards, we have also issued our report dated February 2, 2003 on our consideration of Briarwood II, Ltd.’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 13-17 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
JAMES KNUTZEN & ASSOCIATES, C.P.A.’s, P.A.
Jacksonville, Florida
February 2, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners of
California Investors VII
We have audited the accompanying balance sheets of California Investors VII (a California Limited Partnership) as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America, Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant-estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of California Investors VII as of December 31, 2003 and 2002, and the results of its operations, changes in partners’ capital, and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of fortning an opinion on the basic financial statements taken as a whole. The additional information included in this report (shown on pages 18 and 19) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
ERCOLINI COMPANY LLP
Boston, MA
January 24, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Carleton Court Limited Partnership
We have audited the accompanying balance sheet of Carleton Court Limited Partnership, Project No. 434023319, as of December 31, 2003, and the related statements of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of Carleton Court Limited Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carleton Court Limited Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued a report dated February 6, 2004 on our tests of Carleton Court Limited Partnership’s compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information in the schedules (shown on pages 17 through 21) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.
RESTIVO MONACELLI LLP
Providence, Rhode Island
February 6, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners
Carriage Run Limited Partnership
I have audited the accompanying balance sheets of Carriage Run Limited Partnership, as of December 31, 2003 and 2002 and the related statements of operations, changes in partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of management. My responsibility is to express an opinion on these financial statements based on my audit.
I conducted my audit in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Carriage Run Limited Partnership, as of December 3 1, 2003 and 2002 and the results of its operations, changes in partners’ deficit, and its cash flow for the years then ended in conformity with generally accepted accounting principles.
In accordance with government auditing standards, I have also issued reports dated February 12, 2004 on my consideration of Carriage Run Limited Partnership’s internal control and on its compliance with laws and regulations.
My audit was made for the purpose of fort-ning an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
PATTERSON & COMPANY, P.C.
McLean, Virginia
February 12, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Cedarwood Apartments Limited Partnership
Raleigh, North Carolina
We have audited the accompanying balance sheets of Cedarwood Apartments Limited Partnership as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cedarwood Apartments Limited Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
In accordance with Government Auditing Standards, we have also issued our report dated January 23, 2004 on our consideration of Cedarwood Apartments Limited Partnership’s internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on pages 12 and 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Cedarwood Apartments Limited Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
THOMAS, JUDY & TUCKER, P.A.
Raleigh, North Carolina
January 23, 2004

INDEPENDENT AUDITOR’S REPORT
To the Partners of
Chaparral Associates:
I have audited the accompanying balance sheets of Chaparral Associates, a Limited Partnership . (the “Partnership”) as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States, and contained in the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.
In my opinion the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.
In accordance with Government Auditing Standards, I have also issued my report dated February 4, 2004 on my consideration of the Partnership’s internal control over financial reporting and on my tests of its compliance with certain provisions of laws and regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of my audit.
The accompanying supplementary information (beginning on page 10) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in my opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.
LAURIE A. LEE
Las Vegas, Nevada
February 4, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Crystal Springs Family, L.P.
Crystal Springs, Mississippi
We have audited the accompanying balance sheets of Crystal Springs Family, L.P. a limited partnership, RHS Project No.: 28-015-006239103 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crystal Springs Family, L.P., RES Project No.: 28-015-006239103 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and II for the year ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2004 on our consideration of Crystal Springs Family, L.P.’s, internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DONALD W. CAUSEY & ASSOCIATES, P.C.
Gadsden, Alabama
January 31, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Lakewood Terrace Limited Partnership
Mansfield, Massachusetts
We have audited the accompanying balance sheet of Lakewood Terrace Limited Partnership (a Florida Limited Partnership) as of December 31, 2003, and the related statements of operations, changes in partners’ equity and cash flows for the year then ended. These financial statements are the responsibility of Lakewood Terrace Limited Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audit,
We conducted our audit in accordance with auditing standards generally accepted in the United. States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakewood Terrace Limited Partnership as of December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information included in the schedules (shown on pages 16 and 17) is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.
RESTIVO MONACELLI LLP
Providence, Rhode Island
February 16, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Louis Associates, L.P.
Louisville, Mississippi
We have audited the accompanying balance sheets of Louis Associates, L.P. a limited partnership, RLIS Project No.: 28-080-640788796 as of December 31, 2003 and 2002, and the related statements of operations, partners’ capital and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, tile financial statements referred to above present fairly, in all material respects, the financial position of Louis Associates, L.P., REIS Project No.: 28-080-640788796 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in tile United States of America.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages I I through 13 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and 11 for the year ended December 3 1, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated February 10, 2004 on our consideration of’ Louis Associates, L.P.’s, internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DONALD W. CAUSEY & ASSOCIATES, P.C.
Gadsden, Alabama
February 10, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
McComb Family, L.P.
McComb, Mississippi
We have audited the accompanying balance sheets of McComb Family, L.P., a limited partnership, RHS Project No.: 28-057-640795197 as of December 31, 2003 and 2002, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of McComb Family, L.P., RHS Project No.: 28-057-640795197 as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form FmHA 1930-8) Parts I and II for the year ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 31, 2004 on our consideration of McComb Family, L.P. internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit
DONALD W. CAUSEY & ASSOCIATES, P.C.
Gadsden, Alabama
January 31, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
One Northridge Limited Partnership
We have audited the accompanying balance sheets of One Northridge Limited Partnership as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures ill the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for Our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of One Northridge Limited Partnership as of December 31, 2003 and 2002, and results of its operations, changes in partners’ equity (deficit), and cash flows for the years then ended in conformity with accounting principles gnerally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole, The supplemental information on page 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been Subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is. fairly stated in all material respects in relation to the basic financial statements taken as a whole.
MONTEITH, LACY & SHARKEY, LLC
Ornaha.. Nebraska
April 30 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Pine Ridge Elderly Apartments Limited Partnership
Raleigh, North Carolina
We have audited the accompanying balance sheets of Pine Ridge Elderly Apartments Limited Partnership as of December 31, 2003 and 2002 and the related statements of operations, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pine Ridge Elderly Apartments Limited Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity and cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Pine Ridge Elderly Apartments Limited Partnership. Such information has been subjected to the audit procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
THOMAS, JUDY & TUCKER, P.A.
Raleigh, North Carolina
January 23, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Rainier Manor Associates Limited Partnership
Columbia, Maryland
We have audited the accompanying balance sheets of Rainier Manor Associates Limited Partnership as of December 31, 2003 and the related statements of profit and loss, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Controller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rainier Manor Associates Limited Partnership as of December 31, 2003 and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued our reports dated January 16, 2004 on our consideration of Rainier Manor Associates Limited Partnership’s internal controls and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
The accompanying supplemental information (shown on pages 14 to 19) is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.
ARONSON & COMPANY
Rockville, Maryland
January 16, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Smithville Properties, LP
We have audited the accompany baslance sheets of Smithville Properties, LP as of’ December 31, 2002 and 2003. and the related statements of income, owners’ equity, and cash flows for the years then ended.. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements bassed on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those atandards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We beleve that our audits provide a reasonable basis for opur opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smithville Properties, LP as of December 31, 2002 and 2003, and results of its operations, changes in owners’ equity and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
HOWE & ASSOCIATES, PC
Columbia, Missouri
February 23, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
South Fulton Elderly, L.P.
Fulton, Mississippi
We have audited the accompanying balance sheets of South Fulton Elderly, L.P., a limited partnership, RHS Project No.: 28-029-0026239101 as of December 31, 2003 and 2002, and the related statements of operations, partners’ deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted the audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that the audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of South Fulton Elderly, L.P. RES Project No.: 28-029-0026239 101 as of December 3 1, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
The audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 10 through 12 is presented for purposes of additional analysis and is not a required part of the basic financial statements. The supplemental information presented in the Multiple Family Housing Borrower Balance Sheet (Form Fn-iHA 1930-8) Parts I and 11 for the year ended December 31, 2003 and 2002, is presented for purposes of complying with the requirements of the Rural Housing Services and is also not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated February 3, 2004 on our consideration of South Fulton Elderly, L.P. internal control over financial reporting and on our tests of its compliance with certain provisions of laws and regulations. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
DONALD W. CAUSEY & ASSOCIATES, P.C.
Gadsden, Alabama
February 3, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Woodfield Commons Limited Partnership
We have audited the accompanying balance sheet of Woodfield Commons Limited Partnership as of December 31, 2003, and the related statements of operations, partners’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership’s management. Our responsubility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards requlire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit inclludes exasmining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financisal statements referred to above present fairly, in all material respects, the financial position of Woodfield Commons Limited Partnership, as of December 31, 2003, and the results of its operations, changes in partners’ equity, and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.
Larson, Allen Weishair & Co., LLP
Eau Claire, Wisconsin,
January 25, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Haven Park Partners IV
(A California Limited Partnership)
Fresno, California
We have audited the accompanying balance sheets of Haven Park Partners IV, a California Limited Partnership (the “Partnership”), as of December 31, 2003 and 2002, and the related statements of operations, partners’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information on page 11 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
JANZEN, TAMBERI & WONG
Fresno, CA
January 21, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners
Victoria Limited Partnership
I have audited the accompanying balance sheets of Victoria Limited Partnership as of December 31, 2003 and 2002 and the related statements of operations, changes in partners’ deficit, and cash flows for the years then ended. These financial statements are the responsibility of management. My responsibility is to express an opinion on these financial statements based on my audits.
I conducted my audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration Audit Program. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. I believe that my audit provides a reasonable basis for my opinion.
In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Victoria Limited Partnership as of December 31, 2003 and 2002 and the results of its operations, changes in partners’ deficit and its cash flows for the years then ended in conformity with generally accepted accounting principles.
In accordance with government auditing standards, I have also issued reports dated February 12, 2004 on my consideration of Victoria Limited Partnership’s internal control and on its compliance with laws and regulations.
My audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of basic financial statements and, in my opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.
Patterson & Company P.C.
McLean, VA
February 12, 2004

INDEPENDENT AUDITORS’ REPORT
To the Partners of
Brooklyn Limited (An Indiana Limited Partnership)
Corunna, IN
We have audited the accompanying balance sheets of Brooklyn Limited (An Indiana Limited Partnership) as of December 31, 2003 and 2002 and the related statements of income, partners’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in Government Auditing Standards, issued by the Comptroller General of the United States, and the U.S. Department of Agriculture, Farmers Home Administration “Audit Program”. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Brooklyn Limited (An Indiana Limited Partnership) as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with conformity with accounting principles generally accepted in the United States of America.
Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on page 10 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
In accordance with Government Auditing Standards, we have also issued a report dated January 30, 2004 on our consideration of Brooklyn Limited’s (An Indiana Limited Partnership) internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. This report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Dulin, Ward & DeWald Inc.
Fort Wayne, IN
January 30, 2004

To the Partners
Sioux Falls Housing Associates One Limited Partnership
We have audited the accompanying balance sheets of Sioux Falls Housing Associates One Limited Partnership as of December 31, 2005 and 2004, and the related statements of operations, partners’ equity and cash flows for the years there ended.We-d statements of operations, partners’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The partnership has determined that it is not required to have, nor we were engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in: all material respects, the financial position of Sioux Falls Housing Associates One Limited Partnership as of December 2005 and 2004, and the results of its operations ard its cash fiows for the years then ended in conformity with accounting principles generally accepted in the United States of America.
Mayer Hoffman & McCann P,C.
Topeka, Kansas
January 2, 2006

To the Partners of
Clymer House
Associates
(A Maine Limited Partnership)
We have audited the accompanying balance sheets of Clymer House Associates as of December 31, 2005 and 2004, and the related statements of operations, changes in partners equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board(United States) Those standards require that we plan and perform the audits to obtain reasonable assurance about-whether the financial statements are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above resent fairly, in all material respects the financial position of Clymer House Associates as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the year ended in conformity with the accounting principles generally accepted in the United States of America.
In accordance with Government Auditing Standards, we have also issued reports dated March 3, 2006, on our consideration of Clymer House Associates’ internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information e has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Dauby O’Connor & Zaleski, LLC Certified Public Accountants

To the Partners of
Nan Glo House Associates
(A Maine Limited Partnership)
     We have.audited the accompanying balance sheets of Nanty Glo House Associate’s asof December 31. 2005 and 2004 , and the related statements of operations, changes in parnters’ equity (deficit), and cash flows for the years ended. These financial statements are the responsibility of the Partnership’s management. Our responsibility is to express an opinion on these financial statements based on our audits reasonable assurance about whether the financial statements are free
We conducted our audits in accordance with the standards of the Public Company Accounting Oversights Board (United States). Those standards require that we plan and perform the audits to obtain reasonalbe assurance about whether the financial statememts are free of material misstatement. The Partnership has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Partnership’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nanty Glo House Associates as of December 31, 2005 and 2004 and the results of its operations and its cash flows for the years then ending in conformity with the accounting principles generally accepted in the United States of America .
     In accordance with Government Auditing Standards, we have also issued reports dated March 3, 2006, on our consideration of Nanty Glo House Associates’ internal control and on our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.
Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements of the Partnership. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.
Dauby O’Connor & Zaleski, LLC Certified Public Accountants